Exhibit 10.46

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

MASTER INCENTIVE AGREEMENT

CUSTOM

This Master Incentive Agreement (“Agreement”) is executed on the date set forth beneath each party’s signature, to be effective for all purposes as of April 1, 2016 (“Effective Date”) by and between VALERO MARKETING AND SUPPLY COMPANY (“VMSC”) and GPM PETROLEUM, LLC (“Distributor”).

RECITALS

A. Distributor and VMSC are parties to a Branded Distributor Marketing Agreement (Multi-Brand), dated January 1, 2012 (as amended, or any replacement upon expiration, the “Distributor Agreement”), under which VMSC sells branded motor fuels to Distributor for resale at “Stations” (as defined in the Distributor Agreement). Capitalized terms used in this Agreement that are not specifically defined herein have the meanings given to them in the Distributor Agreement.

B. VMSC has offered to pay Distributor certain incentive amounts as consideration for Distributor’s commitment to purchase certain volumes of branded gasoline (under one or more of VMSC’s brands) from VMSC to be sold to the public at the Covered Stations (as defined below), on the terms and conditions set forth in this Agreement.

Therefore, in consideration of the terms, conditions, and covenants set forth in this Agreement, VMSC and Distributor agree as follows:

1. Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall expire on March 31, 2026 (the “Expiration Date”), unless earlier terminated in accordance with the terms of this Agreement.

2. Certain Definitions. As used in this Agreement, the following capitalized terms have the following meanings:

“Covered Station” means each Station that is listed on Exhibit A to the Distributor Agreement from time to time. Notwithstanding anything to the contrary contained herein, unless expressly agreed in writing by VMSC at its sole discretion in no event will any Station that is added to Exhibit A of the Distributor Agreement after the Effective Date of this Agreement be considered to be Covered Stations where any one or more of the following apply: (a) the Station was physically branded with one of the VMSC brands immediately prior to the Station Addition Date; and/or (b) regardless of whether or not physically branded immediately prior to the Station Addition Date, the Station is/was subject to a valid agreement under which either Distributor or a third party had an obligation to purchase branded gasoline from VMSC not expiring prior to or on the Station Addition Date; and/or (c) the Station is/was “assigned” to Distributor from any other branded distributor’s contract, regardless whether Distributor has agreed to assume any unamortized amounts on any agreements with VMSC related thereto.

“Covered Station Monthly Contract Volume” means, for a given calendar month during the Term, the total number of gallons of gasoline set forth on Exhibit A of the Distributor Agreement, to be purchased by Distributor from VMSC for the relevant month for all Covered Stations.

“Minimum Monthly Purchase Threshold” means [***].

“Monthly Incentive” is defined in Section 3.

Master Incentive Agreement – CUSTOM GPM PETROLEUM, LLC	Page 1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

“Monthly Incentive Reimbursement Amount” is equal to the total of all Monthly Incentives actually paid by VMSC under this Agreement through the date of termination of this Agreement, multiplied by, a fraction, the numerator of which is the total number of calendar months and portions thereof remaining in the Term as of the date of termination of this Agreement, and the denominator of which 120.

“Monthly Purchases” means, when referring to a particular calendar month during the Term, the total number of gallons of gasoline purchased during that calendar month by Distributor from VMSC pursuant to the Distributor Agreement that are delivered only to Covered Stations.

“Station Addition Date” means the date on which a Station is added as a Station supplied under the Distributor Agreement.

3. Incentive Payments. For each calendar month during the Term that both: (1) the Monthly Purchases for that month are not less than [***] of the Covered Station Monthly Contract Volume for that month; and (2) Distributor is not otherwise in default of any of its obligations under the Distributor Agreement, this Agreement, or any other agreement between Distributor and VMSC, Distributor shall earn an incentive (the “Monthly Incentive”), in an amount in dollars equal to the Monthly Purchases multiplied by [***]. Monthly Incentives will be calculated on a [***] basis and paid to Distributor on a [***] basis within [***] after the end of each [***] during the Term. Notwithstanding anything to the contrary contained herein, in no event shall VMSC be required to pay any Monthly Incentives on any Monthly Purchases in excess of [***] of the Covered Station Monthly Contract Volume.

4. Minimum Monthly Purchases. Distributor represents and warrants to VMSC that, during each and every calendar month during the Term, Monthly Purchases will be equal to or greater than the Minimum Monthly Purchase Threshold.

5. Termination.

a. This Agreement shall terminate automatically upon the Expiration Date.

b. This Agreement shall otherwise terminate automatically prior to the expiration of the Term upon: (i) the nonrenewal of (or failure to enter into a replacement for) the Distributor Agreement; or (ii) the termination of the entirety of the Distributor Agreement.

c. This Agreement may be terminated by VMSC prior to the expiration of the Term if: (i) Distributor makes any false or misleading statement which induces VMSC to enter into this Agreement or continue under this Agreement (specifically including any representations and/or warranties contained in this Agreement), or which is relevant to the relationship of VMSC and Distributor including, but not limited to, Distributor’s performance of this Agreement; (ii) Distributor’s Monthly Purchases are less than the Minimum Monthly Purchase Threshold for more than 3 consecutive months during the Term; and/or (iii) Distributor materially breaches any agreement between Distributor and VMSC, or materially defaults in any of its obligations under this Agreement, the Distributor Agreement, or any other agreement between Distributor and VMSC. Termination of this Agreement by VMSC shall be without prejudice to any rights, claims, causes of action or remedies which VMSC may otherwise have against Distributor.

d. If this Agreement terminates for any reason prior to the expiration of the Term, VMSC has no further obligation under this Agreement, and Distributor shall pay to VMSC the Monthly Incentive Reimbursement Amount in immediately available funds within 3 business days after the termination.

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GPM PETROLEUM, LLC

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

6. Transfer of Agreement. This Agreement may only be transferred by Distributor in conjunction with a permitted transfer of the Distributor Agreement in its entirety. This Agreement is fully assignable by VMSC, provided that any such assignee fully assumes the obligations of VMSC under this Agreement.

7. Withdrawal or Amendment of Program. VMSC reserves the right to withdraw or to amend any program in its entirety or in any market as determined by VMSC. However, this Agreement will remain in effect notwithstanding any such withdrawal or amendment.

8. Miscellaneous.

a. Attorney’s Fees. In the event of any lawsuit between VMSC and Distributor arising out of or relating to this Agreement (regardless whether such action alleges breach of contract, tort, violation of a statute or any other cause of action), the substantially prevailing party shall be entitled to recover its reasonable costs of suit including its reasonable attorneys’ fees. If a party substantially prevails on some aspects of such action but not others, the court may apportion any award of costs or attorneys’ fees in such manner as it deems equitable.

b. Choice of Law. This Agreement shall be governed by the laws of the state applicable to the Distributor Agreement.

c. Notices. Any notice, request or other communication required or permitted by or pertaining to this Agreement shall be in writing and given in accordance with the terms of and to the addresses specified in the Distributor Agreement.

d. No Third Party Beneficiaries. This Agreement is not intended to benefit any third parties.

e. Entire Agreement. This Agreement constitutes the entire agreement and understanding between Distributor and VMSC with respect to the matters covered thereby. There are no representations, stipulations, warranties, agreements or understandings with respect to the subject matter of this Agreement which are not fully expressed herein and which are not superseded hereby. The provisions of this Agreement shall not be reformed, altered, or modified in any way by any practice or course of dealing prior to or during the Term, and can only be reformed, altered, or modified by a writing signed by Distributor and an officer of VMSC. Distributor specifically acknowledges that Distributor has not been induced to enter into this Agreement by any representation, stipulation, warranty, agreement, or understanding of any kind other than expressed herein.

IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Agreement to be effective as of the Effective Date.

DISTRIBUTOR:		VMSC:

GPM PETROLEUM, LLC		VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Arie Kotler and /s/Chris Giacobone	By:	/s/ Gary K. Simmons
Name:	Arie Kotler and Chris Giacobone		Gary K. Simmons, Senior Vice President
Title:	CEO and COO		Date: July 20, 2016
Date: July 20, 2016

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GPM PETROLEUM, LLC